Fair value measurements	9 Months Ended
Sep. 30, 2026
Fair Value Disclosures [Abstract]
Fair value measurements	Fair value measurements
The Company does not have any assets or liabilities that are regularly measured at fair value. The carrying amounts of financial instruments, including cash and cash equivalents, accounts receivable and accounts payable approximate fair value due to the short maturities of these instruments.

Non-recurring fair value measurements

Certain assets and liabilities are carried on the accompanying Condensed Consolidated Balance Sheet and are not re-measured to fair value on a recurring basis. These assets include investments in equity (see Note 2 Summary of significant accounting policies), finite-lived intangible assets that are tested for impairment when a triggering event occurs and goodwill that is tested for impairment annually or when a triggering event occurs. As of September 30, 2026, assets carried on the Condensed Consolidated Balance Sheet which are not re-measured to fair value on a recurring basis totaled $11,943.5 million (December 31, 2025: $12,060.9 million). These assets are comprised of goodwill of $8,721.9 million (December 31, 2025: $8,731.7 million), intangible assets of $3,100.3 million (December 31, 2025: $3,247.1 million) and investments in equity of $121.3 million (December 31, 2025: $82.1 million).

The estimated fair value of the Company’s debt was $3,328.1 million at September 30, 2026 (December 31, 2025: $3,500.1 million). The fair value of the Company's debt was determined based on rates at which the debt instruments are traded among financial institutions.